EXHIBIT 32

 PRISM TECHNOLOGIES GROUP, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prism Technologies Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PTG.

A signed original of this written statement required by Section 906 has been provided to Prism Technologies Group, Inc., and will be retained by Prism Technologies Group, Inc. and furnished to the Securities Exchange Commission or its staff upon request.

/s/ HUSSEIN A. ENAN
Hussein A. Enan
Chairman of the Board and Chief Executive Officer
Dated: November 1, 2017

/s/ STEVEN J. YASUDA
Steven J. Yasuda
Chief Financial Officer and Chief Accounting Officer
Dated: November 1, 2017